UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

EMPIRE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, NY		12701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

On July 17, 2009, Empire Resorts, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Loan Agreement, dated as of January 11, 2005, among the Company, the guarantors listed on the signature page thereto and Bank of Scotland (the “Loan Agreement”). The Amendment extends the maturity date of the Loan Agreement from July 17, 2009 to July 24, 2009.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibits

99.1	Amendment No. 8 to Loan Agreement, dated January 11, 2005 by and among Empire Resorts, Inc., the guarantors listed on the signature page thereto and Bank of Scotland, dated as of July 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESORTS, INC.

Dated: July 22, 2009	By:	/s/ Joseph E. Bernstein
		Name:	Joseph E. Bernstein
		Title:	Chief Executive Officer